Exhibit 10.4

AMENDMENT NO. 1

TO

SUBSCRIPTION AGREEMENT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) is dated as of May 23, 2012, by and among Cambridge Heart, Inc., a Delaware corporation (the “Company”), a Majority in Interest of the Subscribers (defined below) and, with respect to the Security Agreement, Collateral Agents, LLC. Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Subscription Agreements (defined below).

WHEREAS, on January 17, 2012, the Company entered into two Subscription Agreements between the Company and the subscribers party thereto (the “January Subscription Agreements”) pursuant to which the Company issued and sold 8% Secured Convertible Notes due on July 17, 2013 (the “Notes”) in the aggregate principal amount of $2,500,000 and related Warrants and Additional Investment Rights (the “Initial Closing”);

WHEREAS, the January Subscription Agreements contemplated that the Company would offer and issue, in one or more closings, an additional principal amount of Notes equal to up to $1,500,000 and a corresponding amount of Warrants and Additional Investment Rights, each on substantially the same terms and conditions as granted or issued pursuant to the January Subscription Agreements, for which a closing was required to be completed on or before February 28, 2012 (an “Additional Offering”);

WHEREAS, pursuant to the January Subscription Agreements, the Company entered into a Security Agreement, dated as of January 17, 2012 (the “Security Agreement”), by and among the Company, the Subscribers and Collateral Agents, LLC, in its capacity as collateral agent for (a) the holders of Notes that were issued on January 17, 2012 (collectively, the “Initial Notes”); (b) the holders of Notes that were issued in one or more Additional Offerings on or before February 28, 2012 (the “2012 Notes”); and (c) the holders of the Company’s 8% Secured Convertible Notes which are issuable upon the exercise of the Additional Investment Rights (the “Additional Notes”) (such holders of Initial Notes, 2012 Notes and Additional Notes, together with their endorsees, transferees and assigns collectively, the “Secured Parties”);

WHEREAS, on February 28, 2012, the Company entered into a Subscription Agreement between the Company and the subscribers party thereto (together with the subscribers party to the January Subscription Agreements, the “Subscribers”) pursuant to which the Company issued and sold Notes in the aggregate principal amount of $440,000 and related Warrants and Additional Investment Rights (together with the January Subscription Agreements, the “Subscription Agreements”); and

WHEREAS, the Company and a Majority in Interest of the Subscribers desire to amend the Subscription Agreements and the Security Agreement to permit the Company to offer and issue an additional principal amount of Notes equal to up to $1,060,000 and a corresponding amount of Warrants and Additional Investment Rights, each on substantially the same terms and conditions as granted or issued pursuant to the January Subscription Agreements in one or more closings after February 28, 2012 and on or before June 30, 2012 (the “Further Offerings”), to permit investors in such Further Offerings to become Secured Parties under the Security Agreement, and to extend the Effective Date of the Registration Statement filed pursuant to the Subscription Agreements from June 1, 2012 until June 30, 2012.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Amendment, the Company and a Majority in Interest of the Subscribers hereby agree as follows:

1. Each of the Subscription Agreements is hereby amended by deleting “February 28, 2012” in clause (vi) of Section 12(a) and inserting “June 30, 2012” in lieu thereof.

2. Each of the Subscription Agreements is hereby amended by deleting the second sentence “June 1, 2012” in clause (i) of Section 11.1 and inserting “June 30, 2012” in lieu thereof.

3. For the avoidance of doubt, the parties hereto confirm that any Further Offering shall constitute an “Additional Offering” for all purposes under the Transaction Documents and all shares of common stock issuable upon conversion of any Notes issued at the closing of such Further Offering, including interest for the entire term of such Notes, and all shares of common stock issuable upon exercise of any Warrants issued at the closing of such Further Offering shall constitute “Additional Registrable Shares” for purposes of the Transaction Documents, and may be included in the resale Registration Statement (File No. 333-180719) filed by the Company pursuant to the Subscriptions Agreements (the “Registration Statement”).

4. The Subscribers consent, as required under Section 9(w) of the Subscription Agreements, to the filing by the Company of a pre-effective amendment to the Registration Statement in order to include the Additional Registrable Shares from the Further Offerings in the Registration Statement. Notwithstanding anything to the contrary contained in the Subscription Agreements, the Company may delay making a request for acceleration of the effectiveness of the Registration Statement to the extent necessary to file a pre-effective amendment to the Registration Statement in order to include the Additional Registrable Shares from the Further Offerings in the Registration Statement.

5. The Company undertakes to disclose the material terms of this Amendment on a Form 8-K as soon as practicable following the effectiveness of the Amendment and in any event on or before May 31, 2012. The Company undertakes to disclose publicly on a Form 8-K the material terms of any Further Offering as soon as practicable following the closing of such offering and in any event not later than four business days after the closing date of such offering.

6. The Security Agreement is hereby amended by deleting “February 28, 2012” in the preamble and inserting “June 30, 2012” in lieu thereof.

7. The Subscription Agreements and the Security Agreement, each as amended hereby, are hereby ratified and confirmed and shall continue in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Subscription Agreement or the other Transaction Documents.

8. This Amendment may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof. The provisions of Sections 14(a), 14(d), 14(e), 14(h) and 14(k) of the Subscription Agreements are incorporated herein by reference and are made a part hereof as fully as if set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

CAMBRIDGE HEART, INC.

By:	/s/ Ali Haghighi-Mood
Name: Ali Haghighi-Mood
Title: President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

COLLATERAL AGENT

COLLATERAL AGENTS LLC

By:	/s/ Robert Schechter
Name: Robert Schechter
Title: CEO

[-SIGNATURE PAGES OF THE SUBSCRIBERS FOLLOW-]

[SIGNATURE PAGE OF SUBSCRIBER TO AMENDMENT NO. 1]

SUBSCRIBERS

ALPHA CAPITAL ANSTALT

By:	/s/ Konrad Ackerman
Name: Konrad Ackerman
Title: Director
Aggregate Principal Amount of Notes: $500,000

/s/ Luis Martins
Luis Martins
Aggregate Principal Amount of Notes: $450,000

/s/ Roderick de Greef
Roderick de Greef
Aggregate Principal Amount of Notes: $300,000

BRIO CAPITAL LP

By:	/s/ Shaye Hirsch
Name: Shaye Hirsch
Title: Managing Partner
Aggregate Principal Amount of Notes: $250,000

/s/ Steven Etra
Steven Etra
Aggregate Principal Amount of Notes: $220,000

OSIRIS INVESTMENT PARTNERS, L.P.

By:	/s/ Paul Stuka
Name: Paul Stuka
Title: Principal and Managing Partner
Aggregate Principal Amount of Notes: $170,000

[SIGNATURE PAGE OF SUBSCRIBER TO AMENDMENT NO. 1]

Francis Howard
Aggregate Principal Amount of Notes: $150,000

SANDOR CAPITAL MASTER FUND, L.P.

By:
Name:
Title:
Aggregate Principal Amount of Notes: $150,000

Jack and Mary Garson, JTWROS Aggregate Principal Amount of Notes: $110,000

John Peter Christensen Aggregate Principal Amount of Notes: $100,000

/s/ Saba Malak
Saba Malak Aggregate Principal Amount of Notes: $85,000

Scott E. Douglass Aggregate Principal Amount of Notes: $75,000

Michael Brodherson Aggregate Principal Amount of Notes: $55,000

George M. Abraham Aggregate Principal Amount of Notes: $50,000

[SIGNATURE PAGE OF SUBSCRIBER TO AMENDMENT NO. 1]

CRANSHIRE CAPITAL MASTER FUND, LTD.

By:
Name: Title:
Aggregate Principal Amount of Notes: $50,000

Frank Garofalo Aggregate Principal Amount of Notes: $50,000

Randy Meeks Aggregate Principal Amount of Notes: $50,000

Steven M. Sack Aggregate Principal Amount of Notes: $50,000

John J. Shaw Aggregate Principal Amount of Notes: $50,000

Jacques Smith Aggregate Principal Amount of Notes: $25,000